SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ] Preliminary Proxy Statement        [  ]  Confidential, for Use
                                           of the Commission
                                           Only (as permitted by
                                           Rule 14a-6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                  HEARTLAND FINANCIAL USA, INC.
        (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:



[LOGO]
Heartland Financial USA, Inc.



                              April 5, 2000



Dear Fellow Stockholder:

     You are cordially invited to attend the annual stockholders' meeting of Heartland Financial USA, Inc. to be held at the corporate headquarters, located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 17, 2000, at 1:30 p.m. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. A copy of our 1999 Annual Report to Stockholders is enclosed. At the meeting we shall report on operations and the outlook for the year ahead.

      Your board of directors has nominated two persons to serve as Class I directors. Additionally, our management has selected and recommends that you ratify the selection of KPMG LLP to continue as our independent public accountants for the year ending December 31, 2000.

     We recommend that you vote your shares for each of the director nominees and in favor of the proposal.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

      We look forward with pleasure to seeing and visiting with you at the meeting.


                              With best personal wishes,

                              /s/ Lynn S. Fuller
                              -----------------------------
                              Lynn S. Fuller
                              Chairman of the Board


   1398 Central Avenue - Dubuque, Iowa 52001 - (319) 589-2100

[LOGO]
Heartland Financial USA, Inc.



            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 17, 2000



TO THE STOCKHOLDERS:

      The annual meeting of stockholders of HEARTLAND FINANCIAL USA, INC. will be held at the corporate headquarters, 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 17, 2000, at 1:30 p.m., for the purpose of considering and voting upon the following matters:

          1.   to elect two Class I directors.

          2. to approve the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2000.

          3. to transact such other business as may properly be brought before the meeting or any adjournments or postponements of the meeting.

     The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 22, 2000, are the stockholders entitled to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

                              By order of the Board of Directors

                              /s/ Lois K. Pearce
                              ----------------------------------
                              Lois K. Pearce
                              Secretary

Dubuque, Iowa
April 5, 2000


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

[LOGO]
Heartland Financial USA, Inc.

                         PROXY STATEMENT

     This  proxy  statement is furnished in connection  with  the solicitation by the board of directors of Heartland Financial USA, Inc. of proxies to be voted at the annual meeting of stockholders. This meeting is to be held at the corporate headquarters located at 1398 Central Avenue, Dubuque, Iowa, on Wednesday, May 17, 2000, at 1:30 p.m. local time, or at any adjournments or postponements of the meeting.

    Heartland Financial USA, Inc., a Delaware corporation, is a diversified financial services holding company headquartered in Dubuque, Iowa. We offer full-service community banking through six banking subsidiaries with a total of 29 banking locations in Iowa, Illinois, Wisconsin and New Mexico. In addition, we have separate subsidiaries in the consumer finance, vehicle leasing/ fleet management, insurance agency and investment management businesses. Our primary strategy is to balance ourfocus on in-creasing profitability with asset growth and diversification through acquisitions, de novo bank formations, branch openings and expansion into non-bank subsidiary activities.

     The proxy statement and the accompanying notice of meeting and proxy are first being mailed to holders of shares of common stock, par value $1.00 per share, on or about April 5, 2000.


Voting Rights and Proxy Information

     All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposal set forth in this proxy statement. A majority of the shares of the common stock present in person or represented by proxy will constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum.

     Stockholders of record on our books at the close of business on March 22, 2000, will be entitled to vote at the meeting or any adjournments or postponements of the meeting. On March 22, 2000, we had outstanding 9,627,465 shares of common stock, with each share entitling its owner to one vote on each matter submitted to a vote at the annual meeting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against any proposal and broker non-votes will have no effect on the vote.

     We would like to have all stockholders represented at the annual meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted by:


       - executing and delivering to our corporate secretary a later dated proxy relating to the same shares prior to the exercise of such proxy;

       - filing with our corporate secretary, at or before the meeting, a written notice of revocation bearing a later date than the proxy; or

       - attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

     Any written notice revoking a proxy should be delivered to Ms. Lois K. Pearce, Secretary, Heartland Financial USA, Inc.,
1398 Central Avenue, Dubuque, Iowa 52001.


                     ELECTION OF DIRECTORS

      At the annual meeting to be held on May 17, 2000, you will be entitled to elect two Class I directors for terms expiring in 2003. The directors are divided into three classes having staggered terms of three years. Each of the nominees for election as a Class I director is an incumbent director. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees become unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

     Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years as of March 22, 2000. Unless otherwise indicated, each person has held the positions indicated for at least five years. The nominees, if elected at the annual meeting, will serve as Class I directors for three-year terms expiring in 2003. The board of directors recommends that you vote your shares FOR each of the nominees for director.

                            NOMINEES

                    Served as
                     Company       Position with the Company
Name                 Director      and the Subsidiaries and
(Age)                 Since        and Principal Occupation
------------------  ---------      ------------------------

CLASS I
(Term Expires 2003)

Lynn B. Fuller        1987         President (1990-present) and
(Age 50)                           and Chief Executive Officer
                                   (1999-present) of Heartland
                                   Financial USA, Inc.; Director,
                                   Vice Chairman of the Board
                                   (2000-present), President
                                   (1987-1999) and Chief
                                   Executive Officer (1986-1999)
                                   of Dubuque Bank and Trust;
                                   Director of Galena State Bank,
                                   First Community Bank,
                                   Riverside Community Bank
                                   (1995-present), Wisconsin
                                   Community Bank (1997-present),
                                   New Mexico Bank & Trust (1998-
                                   present) and Keokuk
                                   Bancshares, Inc.; Director and
                                   President of Citizens Finance;
                                   Director and Chairman of ULTEA
                                   1996-present)

Gregory R. Miller     1994         Executive Vice President of
(Age 51)                           of Heartland Financial USA,
                                   Inc. (1996-1998); Director
                                   (1987-present), Vice Chairman
                                   (1998-present), President and
                                   Chief Executive Officer (1988-
                                   1997) of First Community Bank;
                                   President and Chief Executive
                                   Officer of Keokuk Bancshares,
                                   Inc. (1990-1997); Senior Vice
                                   President and Portfolio
                                   Manager of Chicago Capital
                                   Fund Management (1998-present)

                      CONTINUING DIRECTORS

                    Served as
                     Company       Position with the Company
Name                 Director      and the Subsidiaries and
(Age)                 Since        and Principal Occupation
------------------  ---------      ------------------------

CLASS II
(Term Expires 2001)

Mark C. Falb          1995         Director of Dubuque Bank and
(Age 52)                           Trust; Director of Citizens
                                   Finance (1997-present);
                                   Chairman of the Board and
                                   Chief Executive Officer of
                                   Westmark Enterprises, Inc. and
                                   Kendall/Hunt Publishing
                                   Company

James A. Schmid            1981    Vice Chairman of the Board of
(Age 76)                           Heartland Financial USA, Inc.;
                                   Chairman of the Board and
                                   Director of Dubuque Bank and
                                   Trust; Director of Citizens
                                   Finance; Chairman of the Board
                                   and Chief Executive Officer of
                                   Crescent Electric Supply
                                   Company

Robert Woodward            1987    Director of Dubuque Bank and
(Age 63)                           Trust and Citizens Finance;
                                   Chairman of the Board and
                                   Chief Executive Officer (1995-
                                   present) and Executive Vice
                                   President (1983-1994) of
                                   Woodward Communications, Inc.

CLASS III
(Term Expires 2002)

Lynn S. Fuller             1981    Chairman of the Board (1988-
(Age 75)                           present) and Chief Executive
                                   Officer (1988-1999) of
                                   Heartland Financial USA, Inc.;
                                   Director and Vice Chairman of
                                   the Board of Dubuque Bank and
                                   Trust; Director of Citizens
                                   Finance

Evangeline K. Jansen       1981    Director of Dubuque Bank and
(Age 83)                           Trust and Citizens Finance


     All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between Heartland Financial USA, Inc. and any other person pursuant to which any of our directors have been selected for their respective positions. No member of the board of directors is related to any other member of the board of directors, except that Lynn S. Fuller is the father of Lynn B. Fuller.

Meetings of the Board of Directors and Committees

      Regular meetings of the board of directors are held quarterly. During 1999, the board of directors held four regular meetings and eight special meetings. All directors during their terms of office in 1999 attended at least 75% of the total number of meetings of the board of directors and of meetings held by all committees of the board on which any such director served, with the exception of the audit committee. Of the four audit committee meetings held, Mr. Falb was absent for two meetings due to business travel. We do not currently have a standing nominating committee. Rather, the entire board participates in the process of selecting nominees to fill vacancies on the board. The board of directors will consider nominees recommended by stockholders provided any such recommendation is made in writing and delivered to the corporate secretary as further provided in our bylaws.

     The compensation committee, consisting of directors Schmid (Chairman), Falb, Jansen, Woodward and Miller, meets to review the salary, other compensation and performance of the chief executive officer and each of the other executive officers named in the summary compensation table and recommends adjustments. During 1999, the compensation committee met three times.

     The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that the books and records are kept in accordance with applicable accounting principles and standards. The members of the audit committee are directors Schmid (Chairman), Falb, Jansen, Woodward and Miller. During 1999, the audit committee met four times.

Compensation of Directors

     Each of our directors is paid a fee of $450 for each board meeting attended and $250 for each committee meeting attended, except that Mr. Lynn B. Fuller receives no fees for his services as director.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 22, 2000, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table below and by all directors and executive officers of Heartland Financial USA, Inc. as a group. Unless otherwise noted, the address of each five percent stockholder is 1398 Central Avenue, Dubuque, Iowa 52001.


                              Amount and Nature
Name of Individual and          of Beneficial     Percent of
Number of Persons in Group      Ownership (1)        Class
--------------------------    ------------------  ----------

5% Stockholders and Directors

Dubuque Bank and Trust Company     735,460 (2)       7.6%
Heartland Partnership, L.P.        556,000 (3)       5.8%
Mark C. Falb                       182,574 (4)       1.9%
Lynn B. Fuller                     329,690 (5)       3.4%
Lynn S. Fuller                     884,570 (6)       9.2%
Evangeline K. Jansen               915,902 (7)       9.5%
Gregory R. Miller                  204,764 (8)       2.1%
James A. Schmid                    385,582 (9)       4.0%
Robert Woodward                    439,834 (10       4.6%

Other Executive Officers

John K. Schmidt                     77,174 (11)        *
Kenneth J. Erickson                 86,187 (12)        *
Douglas J. Horstmann                83,684 (13)        *
Paul J. Peckosh                     72,774 (14)        *
All directors and
executive officers
as a group (12 persons)          3,726,031          38.7%

* Less than one percent

     (1) The information contained in this column is based upon information furnished to Heartland Financial USA, Inc. by the persons named above and the members of the designated group.
Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Also included are shares obtainable through the exercise of options within 60 days of the date of the information presented in this table in the following amounts: Mr. Lynn B. Fuller - 72,000 shares; Messrs. Miller and Peckosh - 36,000 shares; Messrs. Schmidt, Erickson and Horstmann - 48,000 shares and all directors and executive officers as a group - 336,000 shares. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

     (2) Includes 337,164 shares over which Dubuque Bank and Trust, Heartland Financial USA, Inc.'s leading bank subsidiary, has sole voting and investment power and 398,296 shares over which Dubuque Bank and Trust has shared voting or investment power.

     (3)   Mr. Lynn S. Fuller, Chairman of the Board of Heartland
Financial   USA,  Inc.,  is  the  general  partner  of  Heartland
Partnership, L.P., and in such capacity exercises sole voting and investment power over such shares.

     (4) Includes 109,376 shares over which Mr. Falb has shared voting and investment power and 44,704 shares held by Mr. Falb's spouse, as trustee, over which Mr. Falb has no voting or investment power.

     (5) Includes an aggregate of 4,305 shares held by Mr. Fuller's spouse and minor children and 77,848 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power. Includes 14,000 shares held by the Heartland Partnership, L.P., over which Mr. Fuller has no voting or investment power but in which Mr. Fuller does have a beneficial interest.

     (6) Includes shares held by the Heartland Partnership, L.P., over which Mr. Fuller has sole voting and investment power, as well as 37,284 shares held by a trust for which Mr. Fuller's spouse is a trustee and 77,848 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power.

     (7)   Represents shares held in certain trusts for which Ms.
Jansen serves as trustee or co-trustee. Voting and investment power is shared with respect to 288,512 of such shares.

     (8)    Includes an aggregate of 66,100 shares  held  by  Mr.
Miller's spouse, over which Mr. Miller has shared voting and investment power.

     (9) Includes 10,784 shares held by Mr. Schmid's wife, over which Mr. Schmid has shared voting and investment power, 149,374 shares held in trust over which Mr. Schmid has sole voting and investment power, and 84,384 shares held by Crescent Realty Corp., of which Mr. Schmid is a controlling person.

     (10) Includes an aggregate of 261,200 shares held by various trusts of which Mr. Woodward is a trustee and over which Mr. Woodward has shared voting and investment power over 248,400 shares and sole voting and investment power over 12,800 shares. Mr. Woodward also has full power of attorney for the 5,712 shares held by his mother.

     (11) Includes 488 shares held by Mr. Schmidt jointly with his spouse, over which Mr. Schmidt has shared voting and investment power.

     (12) Includes 5,333 shares held by Mr. Erickson jointly with his spouse, over which Mr. Erickson has shared voting and investment power.

     (13) Includes 18,000 shares held by Mr. Horstmann's spouse, over which Mr. Horstmann has shared voting and investment power.

     (14) Includes 3,017 shares held by Mr. Peckosh jointly with his spouse, over which Mr. Peckosh has shared voting and investment power, and 1,600 shares held by Mr. Peckosh's spouse, over which Mr. Peckosh has no voting and investment power.


    Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and 10% stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of such forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 1999.


                     EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to our Chief Executive Officer and to each of the other four most highly compensated executive officers of Heartland Financial USA, Inc. or our subsidiaries for the fiscal year ended December 31, 1999:

                   SUMMARY COMPENSATION TABLE

                                           Annual Compensation
                                           -------------------
(a)                            (b)           (c)          (d)
                              Fiscal
                               Year
                              Ended
Name and Principal           December      Salary        Bonus
Position                       31st        ($)(1)        ($)(2)
------------------           --------     ---------     --------


Lynn B. Fuller                  1999      $180,000       $80,124
President and Chief             1998       170,000        58,155
Executive Officer of            1997       165,000        73,042
Heartland Financial USA, Inc.

John K. Schmidt                 1999      $118,000       $32,315
Executive Vice President        1998       108,000        28,346
and Chief Financial Officer of  1997       105,000        29,182
Heartland Financial USA, Inc.

Kenneth J. Erickson             1999      $109,000       $35,290
Executive Vice President of     1998       104,000        17,538
Heartland Financial USA, Inc.   1997       100,000        20,808

Douglas J. Horstmann            1999      $105,000       $30,307
Senior Vice President of        1998       102,000        17,200
Heartland Financial USA, Inc.   1997        99,000        20,601

Paul J. Peckosh                 1999      $ 94,250       $27,690
Senior Vice President of        1998        91,500        25,093
Heartland Financial USA, Inc.   1997        88,000        23,294

                                     Long-term
                                    Compensation
                                       Awards
                               ---------------------
(a)                    (b)         (f)        (g)       (h)
                      Fiscal
                       Year               Securities
                      Ended    Restricted Underlying All Other
Name and Principal   December    Stock     Options/  Compensa-
Position               31st    Awards ($)    SARs(#) tion($)(3)
------------------   --------  ---------- ---------- ----------

Lynn B. Fuller         1999     $  ---        24,000   $21,974
President and Chief    1998        ---        24,000    24,636
Executive Officer of   1997        ---        24,000    47,179
Heartland Financial
USA, Inc.


John K. Schmidt        1999     $  ---        16,000   $19,497
Executive Vice         1998        ---        16,000    18,382
President and          1997        ---        16,000    31,382
Chief Financial
Officer of Heartland
Financial USA, Inc.

Kenneth J. Erickson    1999     $  ---        12,000   $16,015
Executive Vice         1998        ---        16,000    18,024
President of Heartland 1997        ---        16,000    31,382
Financial USA, Inc.

Douglas J. Horstmann   1999     $  ---         6,000   $15,443
Senior Vice President  1998        ---        16,000    16,150
of Heartland Financial 1997        ---        16,000    28,818
USA, Inc.

Paul J. Peckosh        1999     $  ---         6,000   $15,191
Senior Vice President  1998        ---        12,000    15,951
of Heartland Financial 1997        ---        12,000    26,852
USA, Inc.


     (1)  Includes amounts deferred under our retirement plan.

     (2) The amounts shown represent amounts received under our management incentive compensation plan.

     (3) The amounts shown represent amounts contributed on behalf of the respective officer to the retirement plan, the aggregate value of the discount to market price of shares purchased  under  the  employee stock purchase  plan  and/or  the executive restricted stock purchase plan, and the allocable portion of the premium paid for life insurance under the executive death benefit program. For Mr. Fuller, the amounts shown include an automobile allowance of $1,463 for 1999, $1,698 for 1998 and $1,901 for 1997. For Mr. Schmidt, the amount shown for 1999 includes an automobile allowance of $1,082. For 1999, the amount contributed for each officer under the retirement plan was $19,988 for Mr. Fuller, $18,283 for Mr. Schmidt, $15,808 for Mr. Erickson, $15,266 for Mr. Horstmann and $14,909 for Mr. Peckosh. There was no discount realized on shares purchased under the stock plans during 1999. For 1998, the amount contributed for each officer under the retirement plan and the aggregate value of the discount realized by each named individual was $20,000 and $2,490 for Mr. Fuller, $17,487 and $780 for Mr.
Schmidt,  $15,825 and $2,028 for Mr. Erickson, $15,590  and  $414
for Mr. Horstmann and $14,555 and $1,167 for Mr. Peckosh. For 1997, such amounts were $19,632 and $25,023 for Mr. Fuller, $16,105 and $13,799 for Mr. Schmidt, $15,085 and $16,051 for Mr.
Erickson, $14,349 and $14,252 for Mr. Horstmann and $14,113 and $12,418 for Mr. Peckosh.

Stock Option Information

     The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the summary compensation table:


                OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

(a)                           (b)          (c)           (d)
                                       % of Total
                                     Options Granted
                            Options    to Employees   Exercise or
                            Granted     in Fiscal      Base Price
Name                        (#) (1)        Year        ($/Share)
-----------------------   ------------ -----------    -----------

Lynn B. Fuller                24,000      22.6%         $18.00
John K. Schmidt               16,000      15.1%          18.00
Kenneth J. Erickson           12,000      11.3%          18.00
Douglas J. Horstmann           6,000       5.7%          18.00
Paul J. Peckosh                6,000       5.7%          18.00


(a)                              (e)                    (f)
                                                    Grant Date
                              Expiration           Present Value
Name                             Date               ($) (2)(3)
----------------------        ----------           -------------

Lynn B. Fuller                 01/02/09                $121,200
John K. Schmidt                01/02/09                  80,800
Kenneth J. Erickson            01/02/09                  86,560
Douglas J. Horstmann           01/02/09                  86,560
Paul J. Peckosh                01/02/09                  64,920

     (1) Options become exercisable in three equal portions on the day after the third, fourth and fifth anniversaries of the January 2, 1999 date of grant.

     (2) The Black Scholes valuation model was used to deter-mine the grant date present values. Significant assumptions include: risk-free interest rate, 6.28%; expected option life, 10 years; expected volatility, 13.04%; expected dividends, 1.94%.

     (3) The ultimate value of the options will depend on the future market price of our common stock, which cannot be fore-cast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

     The following table sets forth certain information concern-ing the stock options at December 31, 1999, held by the named executive officers. No stock options were exercised during 1999 by any of the named executive officers.


 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                        OPTION/SAR VALUES

(a)                   (b)        (c)                (d)
                                           Number of Securities
                     Shares               Underlying Unexercised
                  Acquired On   Value     Options/SARs at FY-End
                    Exercise   Realized             (#)
Name                  (#)        ($)      Exercisable  Unexercisable
------------------  ---------  --------   -----------  -------------

Lynn B. Fuller         ---      $---         40,000      104,000
John K. Schmidt        ---       ---         26,667       69,333
Kenneth J. Erickson    ---       ---         26,667       65,333
Douglas J. Horstmann   ---       ---         26,667       59,333
Paul J. Peckosh        ---       ---         20,000       46,000


(a)                                     (e)
                               Value of Unexercised
                                   In-the-Money
                               Options/SARs at FY-End
                                        ($)
Name                          Exercisable Unexercisable
--------------------          ----------- -------------
Lynn B. Fuller                 $374,960    $491,920
John K. Schmidt                 249,977     327,943
Kenneth J. Erickson             249,977     327,943
Douglas J. Horstmann            249,977     327,943
Paul J. Peckosh                 187,480     245,960

Change of Control Agreements

     We have entered into a separate change of control agreement with each of the named executive officers and certain other of our officers. These agreements provide that if employment is terminated six months prior to a change in control of Heartland Financial USA, Inc. (as defined in the agreements) or within one year thereafter, the terminated officer is to be paid severance compensation equal to a multiple of such officer's total compensation (as defined in the agreements) at the time of termination. The multiple varies for each officer, up to a maximum of four times total compensation. Additionally, the agreements provide for the continuation of medical and dental benefits for up to two years after such termination and the payment of expenses for out-placement counseling for a period of one year, up to a maximum amount equal to twenty-five percent of total compensation. Messrs. Fuller, Schmidt and Erickson are prohibited by their respective agreements from competing with us or our subsidiaries within a designated geographic area for a period of two years following the termination of employment.

Compensation Committee Report on Executive Compensation

      The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland Financial USA, Inc. shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

    Our  compensation program is administered by the compensation
committee.    In  determining  appropriate  levels  of  executive
compensation, the committee has at its disposal independent reference information regarding compensation ranges and levels
for executive positions in comparable companies.   In determining
compensation to be paid to executive officers, primary considera-tion is given to quality long-term earnings growth accomplished by achieving both financial and non-financial goals such as return on equity, earnings per share and asset and deposit growth. The objectives of this philosophy are to:

       - encourage   a  consistent  and  competitive  return   to
         stockholders;

       - reward bank and individual performances;

       - provide financial rewards for performance of those having a significant impact on corporate profitability;

       - provide competitive compensation in order to attract and retain key personnel.

     There are three major components of our executive officer compensation: base salary, annual incentive awards and long-term incentive awards. The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee's subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. Among the factors considered by the committee are the recommendations of the president with respect to the compensation of our other key executive officers. However, the committee makes the final compensation decisions concerning such officers.

     We have adopted the Heartland Financial USA, Inc. 1993 Stock Option Plan. The stock option plan is intended to promote equity ownership in Heartland Financial USA, Inc. by our directors and selected officers and employees to increase their proprietary interest in the success of Heartland Financial USA, Inc. and to encourage them to remain in the employ of Heartland Financial USA, Inc. or our subsidiaries. We have also purchased a split-dollar life insurance policy on each of our executive officers.

The compensation of Mr. Fuller, the chief executive officer, during 1999 was based upon these factors:

       - our compensation program;

       - the individual's performance, substantial experience, expertise and length of service with our organization;

       - progress toward our performance objectives;

       - compensation of officers with similar duties and responsibilities at comparable organizations.

                          Respectfully,
                    James A. Schmid, Chairman
                          Mark C. Falb
                      Evangeline K. Jansen
                         Robert Woodward


Compensation  Committee Interlocks and Insider  Participation  in
Compensation Decisions

    During the last completed fiscal year, in addition to each of the members of the committee, Messrs. Lynn S. Fuller, Lynn B. Fuller and John K. Schmidt also participated in committee deliberations concerning executive compensation. However, no one participated in any decisions regarding their own compensation. Mr. Lynn S. Fuller serves as chairman of the board of Heartland Financial USA, Inc. and vice chairman of the board of Dubuque Bank and Trust. Mr. Lynn B. Fuller serves as president and chief executive officer of Heartland Financial USA, Inc. and vice chairman of the board of Dubuque Bank and Trust. Mr. Schmidt is not a director of Heartland Financial USA, Inc., but is the executive vice president and chief financial officer of Heartland Financial USA, Inc. and president and chief executive officer of Dubuque Bank and Trust. All of the regular members of the committee also serve as directors of Dubuque Bank and Trust, the leading bank subsidiary of Heartland Financial USA, Inc., except for Mr. Miller.

Stockholder Return Performance Presentation

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland Financial USA, Inc. shall not be deemed to include the following performance graph and related information unless such graph and related information is specifically stated to be incorporated by reference into such document.

      The following graph shows a five-year comparison of cumulative total returns for Heartland Financial USA, Inc., the NASDAQ Stock Market (U.S.) and an index of NASDAQ Bank stocks. Our shares are traded in the over-the-counter market under the symbol "HTLF" and are eligible for quotation on the OTC Bulletin Board. Figures for our common stock represent inter-dealer quotations, without retail markups, markdowns or commissions and do not necessarily represent actual transactions. The graph was prepared at our request by Research Data Group,Inc.

        COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           ASSUMES $100 INVESTED ON DECEMBER 31, 1994

         [GRAPH DEPICTING VALUES ON THE FOLLOWING TABLE]

*Total return assumes reinvestment of dividends

               Cumulative Total Return Performance

                                         December 31,
                              ----------------------------------
                              1994 1995  1996   1997  1998  1999

Heartland Financial USA, Inc.  100  120   172    182   264   284

NASDAQ Stock Market (U.S.)     100  141   174    213   300   542

NASDAQ Bank Index              100  149   197    329   327   314


                  TRANSACTIONS WITH MANAGEMENT

     Directors and officers of Heartland Financial USA, Inc. and our subsidiaries, and their associates, were customers of and had transactions with us and one or more of our subsidiaries during 1999. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.



             RELATIONSHIP WITH INDEPENDENT AUDITORS

     Our board of directors has appointed KPMG LLP, independent auditors, to be the auditors for the fiscal year ending December 31, 2000, and recommends that the stockholders ratify the appointment. KPMG LLP has been our auditors since June, 1994. A representative of KPMG LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of auditors is not ratified, the matter of the appointment of auditors will be considered by the board of directors. The board of directors recommends that you vote your shares FOR ratification of this appointment.



          STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Any proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders must be received by us on or before December 3, 2000, and must otherwise comply with our bylaws.


                          OTHER MATTERS

     We are not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitation by mail, directors, officers and regular employees of Heartland Financial USA, Inc. or our subsidiaries may solicit proxies personally or by telegraph or telephone without additional compensation.



                   FAILURE TO INDICATE CHOICE

     If  any stockholder fails to indicate a choice in items  (1)
and (2) on the proxy card, the shares of such stockholder shall be voted FOR in each instance.

                              By order of the Board of Directors

                              /s/ Lynn B. Fuller
                              -----------------------------------
                              Lynn B. Fuller
                              President and
                              Chief Executive Officer

Dubuque, Iowa
April 5, 2000


               ALL STOCKHOLDERS ARE URGED TO SIGN
                 AND MAIL THEIR PROXIES PROMPTLY

                             [LOGO]
                  Heartland Financial USA, Inc.

                           Proxy Card

    PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
     OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
    HEARTLAND FINANCIAL USA, INC. TO BE HELD ON MAY 17, 2000

     The undersigned hereby appoints Lynn S. Fuller and James A. Schmid, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders of Heartland Financial USA, Inc., to be held at the corporate headquarters located at 1398 Central Avenue, Dubuque, Iowa, on the 17th day of May, 2000, at 1:30 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:


1.   ELECTION OF DIRECTORS:
     [  ] FOR all                   [  ] WITHHOLD AUTHORITY
     nominees listed                to vote for all nominees
     below (except as               listed below
     marked to the
     contrary below)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Class I (Term Expires 2003):  Lynn B. Fuller and Gregory R. Miller

2.   APPROVE THE APPOINTMENT OF KPMG LLP as Heartland Financial
     USA, Inc.'s independent public accountants for the year ending December 31, 2000:

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

3. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER
PROPOSAL 1 AND FOR PROPOSAL 2.


                              Dated:                  , 2000
                                    ------------------

                              Signature(s)
                                          ------------------

                              ------------------------------

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.